UNITED STATES SECURITY AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or (of) 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: September 6, 2002
                        (Date of earliest event reported)

                                 NOVA OIL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

         000-32531                                            84-0811034
(Commission File Number)                    (IRS Employer Identification Number)

                               17922 N. Hatch Road
                               Colbert, Washington
                    (Address of Principal Executive Offices)

                                   99005-9377
                                   (Zip Code)

                                 (509) 466-0576
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Company was informed that on September 4, 2002, Daniel W. Schneider, the President and member of the Board of Directors, died unexpectedly.

         Pursuant to the Company's bylaws, Paul E. Fredericks, as vice-president, has assumed the functions of the President, until further action of the Board.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Nova Oil, Inc.
                                   (Registrant)

                                   By:  /s/ ARTHUR P. DAMMARELL, JR.
                                      --------------------------------
                                        Arthur P. Dammarell, Jr., Treasurer and
                                        Director

Dated:   September 6, 2002


































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